UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  July 2, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)



     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Jones Lang LaSalle Incorporated (the "Company"), closed on a Term Loan Agreement among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal, as Administrative Agent (the "Term Loan").

      The Term Loan is an unsecured credit facility that will be used to support the Company's growth, including acquisitions and working capital needs. The Term Loan is for $150.00 million, can be increased in accordance with its terms and the terms of the Company's Amended and Restated Multicurrency Credit Agreement and has a maturity date of June 6, 2012. Initial pricing under the Term Loan is expected to begin at LIBOR + 2.00%. Covenants under the facility are similar to those that exist in the Company's Amended and Restated Multicurrency Credit Agreement.

      In addition, the Company exercised its right to increase the size of the Amended and Restated Multicurrency Credit Agreement from $575.00 million to $650.00 million.

      Finally, in connection with the entry into the Term Loan and the increase of the Amended and Restated Multicurrency Credit Agreement, the Credit Agreement in the amount of $100.00 million entered into by the Company on April 15, 2008 and amended as of June 16, 2008 is terminated.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following Exhibit is included with this Report:

            99.1  Term Loan Agreement, dated as of July 2, 2008



                            --------------------



      The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company's management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management's control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.




















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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 2, 2007                 JONES LANG LASALLE INCORPORATED



                                    By:    /s/ Joseph J. Romenesko
                                           -----------------------------
                                           Name:  Joseph J. Romenesko
                                           Its:   Treasurer





















































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


                                EXHIBIT INDEX
                                -------------




Exhibit
No.         Description
-------     -----------

 99.1       Term Loan Agreement, dated as of July 2, 2008



























































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